UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2012

Citizens Republic Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Michigan	001-33063	38-2378932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan 48502

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (810) 766-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

As of April 17, 2012, the Federal Reserve Bank of Chicago and the Michigan Office of Financial & Insurance Regulation, the primary regulators of Citizens Republic Bancorp, Inc. (the “Corporation”) and its operating subsidiary, Citizens Bank (the “Bank”), have terminated their written supervisory agreement with the Corporation and the Bank, dated as of July 28, 2010. The material terms of the written agreement are summarized in Item 1 of the Corporation’s Form 10-K for the year ended December 31, 2011 and such summary is incorporated herein by reference.

A copy of the Corporation’s press release dated April 19, 2012 announcing termination of the written agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 Press Release dated April 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS REPUBLIC BANCORP, INC.

By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its:	General Counsel and Secretary

Date: April 19, 2012